UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2025

Aeva Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39204	84-3080757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Ellis Street

Mountain View, California 94043

(650) 481-7070

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AEVA	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock	AEVA.WS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) (b) On June 20, 2025, Aeva Technologies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted on the following proposals:

1.

Elect the Class I directors named in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”) to hold office until the 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Proxy Statement. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1 - Election of the Class I nominees named in the Proxy Statement to the Company’s Board of Directors:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Stefan Sommer, Ph.D.	19,004,080	3,724,844	10,604,708
Katherine Motlagh	22,476,419	252,505	10,604,708

Proposal 2 - Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025:

FOR	AGAINST	ABSTAIN
33,097,715	77,910	158,007

Proposal 3 - Advisory vote to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,195,938	1,381,401	151,585	10,604,708

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aeva Technologies, Inc.

Date: June 24, 2025	By:	/s/ Saurabh Sinha
Saurabh Sinha Chief Financial Officer